UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2020

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2020, Ecoark Holdings, Inc., a Nevada corporation (the “Company”), filed with the Nevada Secretary of State a Certificate of Change (the “Certificate of Change”) to effect a one-for-five reverse stock split of the issued and outstanding, and treasury shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and a proportionate reduction of the number of shares of Common Stock the Company is authorized to issue (the “Reverse Split”).

The Board of Directors of the Company had previously approved the Certificate of Change and the Reverse Split. The Certificate of Change was effective upon filing. The Reverse Split was effected without obtaining stockholder approval, as permitted by Section NRS 78.207 of the Nevada Revised Statutes.

The Common Stock will begin trading on a reverse split-adjusted basis at the open of business on December 17, 2020. In connection with the Reverse Split, the CUSIP number for the Common Stock has changed. The Company’s trading symbol remains unchanged.

Reason for the Reverse Split

The Reverse Split was effected in order to meet the initial listing requirements of a national securities exchange. While the Company has applied to list its Common Stock on a national securities exchange, the application has not been approved and there can be no assurance that it will be approved or that the market price per new share of Common Stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of Common Stock outstanding before the Reverse Split.

Principal Effects of the Reverse Split

The Reverse Split had the following principal effects:

●	the number of issued and outstanding shares of Common Stock was decreased based on the one-for-five ratio;

●	the total number of shares of Common Stock the Company is authorized to issue was reduced proportionally based on the one-for-five ratio and Article Four of the Articles of Incorporation of the Company is deemed amended accordingly;

●	appropriate adjustments have been made to stock options, restricted stock and other securities convertible into or exercisable for shares of our Common Stock granted under our plans to maintain the economic value of such awards;

●	the number of shares reserved for issuance under our 2013 Incentive Stock Option Plan and 2017 Omnibus Stock Plan, has been reduced proportionally based on the one-for-five ratio (and any other appropriate adjustments or modifications have been made under the plans); and

●	the exercise price of outstanding warrants to purchase our Common Stock and the number of shares reserved for issuance upon exercise of such warrants has been adjusted in accordance with their terms based on the one-for-five ratio.

The Reverse Split did not affect the Company’s authorized preferred stock. After the implementation of the Reverse Split, the Company continues to have 5,000,000 shares of authorized preferred stock, par value $0.001 per share. There are no shares of the Company’s preferred stock outstanding.

Each stockholder’s percentage ownership in the Company and proportional voting power remain virtually unchanged as the result of the Reverse Split, except for minor changes and adjustments resulting from rounding up fractional shares. The rights and privileges of the holders of shares of Common Stock are not materially affected by the Reverse Split.

Effect on Beneficial Owners

The shares held by stockholders through a bank, broker, custodian or other nominee are intended to be treated in the same manner as registered stockholders whose shares are registered in their names in connection with the Reverse Split. Banks, brokers, custodians or other nominees are instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold Common Stock in “street name” and who have any questions in this regard are encouraged to contact their respective banks, brokers, custodians or other nominees.

Effect on Registered Holders of Certificated and Non-Certificated Shares

Certain registered holders may hold some or all of their shares of Common Stock electronically in book-entry form with Philadelphia Stock Transfer, Inc., our transfer agent (the “Transfer Agent”). These stockholders do not hold stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on such stockholders’ next account statement.

Stockholders holding paper certificates may (but are not required to) exchange their stock certificates for new certificates giving effect to the Reverse Split. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s). For instructions on how a stockholder should surrender his, her or its certificates representing pre-split shares of Common Stock to the Transfer Agent in exchange for certificates representing post-split shares, please contact the Transfer Agent at (484) 416-3124.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT WITHOUT AN ACCOMPANYING LETTER IN SUCH FORM AS MAY BE REQUESTED BY THE TRANSFER AGENT. PLEASE DO NOT SEND ANY STOCK CERTIFICATES TO THE COMPANY.

Fractional Shares

No fractional shares were issued in connection with the Reverse Split and no cash or other consideration was paid in connection with any fractional shares that otherwise have resulted from the Reverse Split. Any fractional shares resulting from the Reverse Split have been rounded up to the nearest whole share.

The foregoing description of the Certificate of Change and the Reverse Split does not purport to be complete and is qualified in its entirety by reference to the Certificate of Change, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Change, filed on December 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

December 16, 2020	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

 3